UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

W-H ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-31346	76-0281502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 990 Houston, TX	77042
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (713) 974-9071

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

|_|	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2005, W-H Energy Services, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 Results of Operations and Financial Condition is hereby incorporated into this Item 7.01 by reference.

As previously announced, the Company intends to host a conference call at 11:00 a.m., central time, on October 27, 2005 to discuss its financial results for the quarter ended September 30, 2005 and its expectations for the quarter ended December 31, 2005.

Item 9.01. Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a),   (b)   Not applicable.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release dated October 27, 2005 (furnished herewith).

Pursuant to General Instruction B.2 of Form 8-K, the information contained herein, including in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W-H ENERGY SERVICES, INC.
Date: October 27, 2005	By: /s/ Ernesto Bautista, III Ernesto Bautista, III Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 27, 2005 (furnished herewith).